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                         SUPPLEMENT TO PROSPECTUS FOR
                NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                             Dated April 13, 1999

     This supplement describes several new categories of purchasers of Class C Shares for whom we will waive the Early Withdrawal Charge. You should read this information in connection with the discussion under the subheading "Waiver of Early Withdrawal Charges" on page 24 of the Prospectus.

Waiver of Early Withdrawal Charges

          Certain Qualified Purchasers. The Early Withdrawal Charge ("EWC") will be waived for Class C Shares purchased by the following individuals and institutions:

          . directors and officers of the Fund, and their immediate families (immediate family means the spouse, children, mother or father);

          . full-time employees and registered representatives of broker-dealers having Dealer Agreements with Distributors ("Selling Broker"), and their immediate families (and any trust, pension, profit sharing or other benefit plan for the benefit of such persons);

          . full-time employees of a bank, savings and loan, credit union or other financial institution that uses a Selling Broker to clear purchases of Fund shares, and their immediate families;

          . CAM, CypressTree, and any of their affiliates, and any director, officer, full-time employee or sales representative of these entities, and their immediate families (or any trust, pension, profit sharing or other benefit plan or the benefit of such persons);

          . Shareholders of other investment companies who invest in the Fund in response to certain promotional activities;
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          .  Investors whose purchase represents the proceeds from the redemption, within the preceding 60 days, of shares of any other load mutual fund (i.e., a mutual fund that deducts a sales charge from purchase payments or a contingent deferred sales charge upon redemption). When making a purchase pursuant to this provision, the selling dealer must so indicate on the New Account
             Application. Only the initial purchase of shares is eligible for the waiver. All subsequent purchases will be subject to the EWC*.

          . We will waive the EWC for selling dealers which include the Class C share in "wrap fee programs" (i.e., advisory programs where the client is charged a specific fee not based directly upon transactions in the client's account for investment advisory services and execution of transactions). The selling dealer must indicate the wrap fee account use on the New Account Application*.


* In these cases the .75% dealer concession will not be paid to a broker or intermediary and the service/distribution fee of .75% will be credited immediately rather than in the 13th month.

91402                                                         September 16, 1999